Exhibit 10.14
[CLIFFORD CHANCE
PUNDER LOGO]
                                                                  Conformed Copy

                               Dated [7 May] 2002


                              THE INITIAL INVESTORS


                                  Named Herein

                                   SANITEC OY
     as Parent, Original Borrower, Liquidity Borrower and Original Guarantor

                           POOL FINANCING HELSINKI OY
                    as Junior Borrower and Original Guarantor

               BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH
          as Liquidity Lender, Senior Agent, Junior Agent and Security
                                      Agent

                         POOL SUB-FINANCING HELSINKI OY
                            as Lender of PIK Proceeds

                        POOL ACQUISITION NETHERLANDS B.V.
                   as Outgoing Lender of Lux PIK Loan Proceeds

                       POOL ACQUISITION LUXEMBOURG I S.A.
                         as borrower under the PIK Loan

                                  LUX NEWCO II
                   as Incoming Lender of Lux PIK Loan Proceeds

                                  GERMAN NEWCO
                  as future direct shareholder of Lux Newco II

                              THE BANK OF NEW YORK
                                   as Trustee

                                       and

                                     OTHERS

                -------------------------------------------------
                     THIRD AMENDMENT AGREEMENT RELATING TO A
                 SUBORDINATION AGREEMENT DATED 26 APRIL 2001 AS
                    AMENDED AND RESTATED BY A FIRST AMENDMENT
                   AGREEMENT DATED 27 AUGUST 2001 AND A SECOND
                   AMENDMENT AGREEMENT DATED 14 DECEMBER 2001
                -------------------------------------------------

                                    CONTENTS

CLAUSE                                                                      PAGE


1.       Definitions And Interpretation........................................3

2.       Restatement...........................................................3

3.       Accession.............................................................3

4.       Representations.......................................................4

5.       Continuity And Further Assurance......................................4

6.       Fees, Costs And Expenses..............................................5

7.       Miscellaneous.........................................................5

SCHEDULE 1 Conditions Precedent................................................6

ANNEX I Restated Agreement.....................................................7

THIS AGREEMENT is dated [7 May] 2002 and made between:

(1)    THE INITIAL INVESTORS (as defined below);

(2) SANITEC OY ("FIN NEWCO I") in its capacity as parent (the "PARENT"), as original borrower (the "ORIGINAL BORROWER"), as liquidity borrower (the "LIQUIDITY BORROWER") and as original guarantor (an "ORIGINAL GUARANTOR" and together with Fin Newco II, the "ORIGINAL GUARANTORS");

(3) POOL FINANCING HELSINKI OY ("FIN NEWCO II") in its capacity as junior borrower (the "JUNIOR BORROWER") and as original guarantor (an "ORIGINAL GUARANTOR");

(4) POOL SUB-FINANCING HELSINKI OY in its capacity as lender of the PIK proceeds ("FIN NEWCO III");

(5) POOL ACQUISITION NETHERLANDS B.V. in its capacity as outgoing lender of the proceeds under the PIK Loan entered into by Lux Newco as borrower (if any) ("DUTCH NEWCO");

(6) SANITEC INTERNATIONAL S.A. in its capacity as incoming lender of the proceeds under the PIK Loan entered into by Lux Newco as borrower (if any) ("LUX NEWCO II");

(7) POOL ACQUISITION LUXEMBOURG I S.A. in its capacity as borrower under the PIK Loan ("LUX NEWCO");

(8)    SANITEC INTERNATIONAL AG as future direct shareholder of Lux Newco II;

(9) BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH in its capacity as trustee (TREUHANDER) and administrator of the Security for the Beneficiaries (the "SECURITY AGENT"), as agent for the Senior Banks under the Senior Facility Agreement (the "SENIOR AGENT") and as agent for the Junior Lenders under the Junior Facility Agreement (the "JUNIOR AGENT") and as liquidity lender (the "LIQUIDITY LENDER"); and

(10) THE BANK OF NEW YORK as Trustee of the holders of the Senior Notes (the "Trustee")

RECITALS

(A) Pursuant to the terms of a senior facility agreement dated 26 April 2001 made between, INTER ALIOS, Fin Newco I as parent, as borrower and as original guarantor, Fin Newco II as original guarantor, Bayerische Hypo-und Vereinsbank AG, London Branch as facility agent and as security agent and the Banks named therein (as amended, novated, supplemented, superseded or extended from time to time, the "SENIOR FACILITY AGREEMENT"), the Banks made available to Fin Newco I and certain of its subsidiaries senior secured debt facilities (the "SENIOR FACILITIES") in a total amount of up to EUR 615,000,000.

(B) Pursuant to EUR 245,000,000 junior facility agreement dated 26 April 2001 between, INTER ALIOS, Fin Newco II as junior borrower, Fin Newco I as original guarantor, Bayerische Hypo- und Vereinsbank AG as junior arranger and junior underwriter and Bayerische Hypo- und Vereinsbank AG, London Branch as junior agent and security agent and the Junior Lenders (as defined therein) (as amended, novated, supplemented, superseded or extended from time to time, the "JUNIOR FACILITY AGREEMENT"), the Junior Lenders agreed to grant a term loan facility to Fin Newco II.

(C) By amendment agreements dated 27 August 2001 and 14 December 2001 (together, the "AMENDMENT Agreements"), the terms of each of the Senior Facility Agreement and the Junior Facility Agreement were amended and restated.

(D) Pursuant to a subordination agreement dated 26 April 2001 between, INTER ALIOS, the Initial Investors, Fin Newco I as parent, as original borrower, as liquidity borrower and as original guarantor, Fin Newco II as junior borrower and as original guarantor, Bayerische Hypo- und Vereinsbank AG, London Branch as trustee, security agent, senior agent and junior agent, the Senior Banks, Junior Lenders and Liquidity Lender (each as defined therein) (as amended, novated, supplemented, superseded or extended from time to time, the "SUBORDINATION AGREEMENT"), the claims of various entities against Fin Newco I and Fin Newco II were regulated and/or subordinated in the manner set out therein.

(E) Pursuant to a merger plan dated 7 November 2001 and a subsidiary merger as referred to in Chapter 14, Section 1, Subsection 3 of the Finnish Companies Act (statute 1978/734 as amended) which became effective on registration of the merger in the Finnish Trade Register, the Target Company merged into Fin Newco I which merged entity was subsequently renamed Sanitec Oy.

(F) Sanitec Oy has notified the Facility Agent that (i) a new German holding company ("GERMAN NEWCO") in the form of a stock corporation (AKTIENGESELLSCHAFT) and a new Luxembourg holding company ("LUX NEWCO II") in the form of a stock corporation (SOCIETE ANONYME) have been incorporated. Lux Newco II holds the shares in Dutch Newco. German Newco will following the issue of the Senior Notes be interposed between Lux Newco and Lux Newco II, (ii) Dutch Newco will be dissolved and thus replaced by Lux Newco II (and Lux Newco II rather than Dutch Newco shall then issue the Senior Notes) and (iii) Sanitec Oy wishes to upstream additional monies to Lux Newco, Lux Newco II and German Newco.

(G) The parties hereto have agreed to amend the Subordination Agreement on the terms and subject to the conditions hereof.

IT IS AGREED as follows:

1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS In this Agreement:

       "EFFECTIVE DATE" means the date on which the Senior Agent confirms to the Parent that it has received each of the documents listed in Schedule 1 (CONDITIONS PRECEDENT), each in a form and substance satisfactory to the Senior Agent.

       "RESTATED AGREEMENT" means the Subordination Agreement, as amended by this Agreement, the terms of which are set out in Annex I (RESTATED AGREEMENT).

1.2    INCORPORATION OF DEFINED TERMS
       (a) Terms defined in the Subordination Agreement (whether expressly or by reference to any other document or agreement) shall, unless otherwise defined herein, have the same meaning herein.

       (b) The principles of construction set out in the Subordination Agreement shall have effect as if set out in this Agreement.

1.3    CLAUSES

       (a) In this Agreement any reference to a "Clause", "Annex" or "Schedule" is, unless the context otherwise requires, a reference to a Clause, Annex or Schedule of this Agreement.

       (b) Clause, Annex and Schedule headings are for ease of reference only.

2.     RESTATEMENT

       RESTATEMENT OF THE SUBORDINATION AGREEMENT With effect from the Effective Date the Subordination Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Annex I (RESTATED AGREEMENT).

3.     ACCESSION

       German Newco, Lux Newco, the Trustee and Lux Newco II hereby agree with each other person who is or who becomes a party to the Amended Agreement that with effect on and from the date hereof they will be bound by the Amended Agreement as if they had been an original party to the Amended Agreement.

       Address for notice of German Newco for the purpose of Clause 7 (NOTICES) of the Amended Agreement is:

       Sanitec International AG
       Esplanade 41
       20354 Hamburg
       c/o UPM-Kymmene Sales GmbH
       Postfach 30 49 26
       20316 Hamburg

       Address for notice of Lux Newco for the purpose of Clause 7 (NOTICES) of the Amended Agreement is:

       19-21 Boulevard du Prince Henri, L-1724 Luxembourg

       Address for notice of Lux Newco II for the purpose of Clause 7 (NOTICES) of the Amended Agreement is

       19-21 Boulevard du Prince Henri, L-1724 Luxembourg

       Address for notice of the Trustee for the purpose of Clause 7 (NOTICES) of the Amended Agreement is:

       ATO: Paul Pereira
       The Bank of New York
       One Canada Square
       London E14 5 AL

4.     REPRESENTATIONS AND COVENANT

       Each Obligor makes the Repeated Representations as if each reference in those representations to "this Agreement" or "the Finance Documents" includes a reference to (a) this Agreement and (b) the Restated Agreement.

       The Parent covenants to supply to the Senior Agent a certificate of an Authorised Signatory of such Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Obligor, this Agreement and any documents to be delivered by such Obligor pursuant hereto (a certificate presented in connection with the signing of the Finance Documents on 26 April 2001 and/or 6 June 2001 may be presented, if the persons authorised to sign on behalf of such Obligor are the same as the ones who signed the Finance Documents on 26 April 2001 and/or 6 June 2001) within three weeks from the Effective Date



5.     CONTINUITY AND FURTHER ASSURANCE

5.1    CONTINUING OBLIGATIONS AND FINANCE DOCUMENT
       The provisions of the Finance Documents shall, save as amended in this Agreement, continue in full force and effect. This Agreement shall constitute a Finance Document.

5.2    FURTHER ASSURANCE
       The Parent shall, at the request of the Senior Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

6.     FEES, COSTS AND EXPENSES

6.1    TRANSACTION EXPENSES
       The Parent shall promptly on demand pay the Senior Agent and each of the Banks the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of this Agreement and any other document referred to in this Agreement.

6.2    ENFORCEMENT COSTS
       The Parent shall, within three Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under this Agreement and any other document referred to in this Agreement.

6.3    STAMP TAXES
       The Parent shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar taxes payable in respect of this Agreement and any other document referred to in this Agreement.

7.     MISCELLANEOUS

7.1    INCORPORATION OF TERMS
       The provisions of Clause 10 (PARTIAL INVALIDITY; WAIVER), Clause 11 (LAW) and Clause 12 (JURISDICTION) of the Restated Agreement shall be incorporated into this Agreement as if set out in full herein and as if references therein to "this Agreement" or "the Finance Documents" are references to this Agreement.

7.2    COUNTERPARTS
       This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1
                              CONDITIONS PRECEDENT

1. In relation to Fin Newco I, Fin Newco II, Fin Newco III, Dutch Newco, Lux Newco and Lux Newco II (together the "OBLIGORS" and each an "OBLIGOR"):

       (a) a copy, certified as true, complete and up-to-date as at the date hereof of the constitution and documents of each obligor;

       (b) a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of such Obligor, of a board/shareholders/managing directors resolution or any other resolution required by law of such Obligor approving the execution, delivery and performance of this Agreement and the terms and conditions hereof and authorising a named person or persons to sign this Agreement and any documents to be delivered by such Obligor pursuant hereto (a resolution presented in connection with the signing of the Finance Documents on 26 April 2001 and/or 6 June 2001 may be presented, if such resolution also covers the execution of this Agreement); and

2. Execution and delivery of amendment agreements amending the terms of the Senior Facility Agreement, the Junior Facility Agreement and the Senior Notes Loan Subordination Agreement.

                                     ANNEX I
                               RESTATED AGREEMENT

                                   SIGNATURES

THIS AGREEMENT has been executed by the parties the day and year first above written.

THE INITIAL INVESTORS

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

 On behalf of CIE Management II                     On behalf of CIE Management II
   Limited as Managing General                       Limited as Managing General
     Partner of BC European                            Partner of BC European
          Capital VII-1                                     Capital VII-9

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

 On behalf of CIE Management II                     On behalf of CIE Management II
   Limited as Managing General                       Limited as Managing General
     Partner of BC European                            Partner of BC European
          Capital VII-2                                   Capital VII-10

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

  On behalf of CIE Management II                    On behalf of CIE Management II
   Limited as Managing General                        Limited as Managing General
     Partner of BC European                             Partner of BC European
          Capital VII-3                                     Capital VII-11

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

 On behalf of CIE Management II                     On behalf of CIE Management II
   Limited as Managing General                        Limited as Managing General
     Partner of BC European                             Partner of BC European
          Capital VII-4                                     Capital VII-12

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

 On behalf of CIE Management II                     On behalf of CIE Management II
   Limited as Managing General                        Limited as Managing General
     Partner of BC European                             Partner of BC European
          Capital VII-5                                     Capital VII-14

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

 On behalf of CIE Management II                     On behalf of CIE Management II
   Limited as Managing General                        Limited as Managing General
     Partner of BC European                             Partner of BC European
          Capital VII-6                                     Capital VII-15

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

 On behalf of CIE Management II                     On behalf of CIE Management II
   Limited as Managing General                        Limited as Managing General
     Partner of BC European                             Partner of BC European
         Capital VII-7                                      Capital VII-16

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................


 On behalf of CIE Management II                       On behalf of Teabar Capital
  Limited as Managing General                       Corporation, 5650 Yonge Street.
    Partner of BC European                          Suite 500, Toronto, Ontario M2M
         Capital VII-8

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

 On behalf of Southlight Investment                  On behalf of CDPQ Europe Inc.,
 Pte Ltd, 168 Robinson Road, #37-01,                  1981, avenue McGill College,
  Capital Tower, Singapore 068912,                      Montreal, Quebec, Canada
        Republic of Singapore

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

    On behalf of HVB Offene                     On behalf of BC European Capital VII
 Unternehmensbeteiligungs AG,                   Top-Up 1, PO Box 255, Barfield House,
 Am Tucherpark 1, 80538 Munich                  St. Julian's Avenue, St. Peter Port,
                                                   Guernsey, Channel Islands

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

 On behalf of BC European Capital VII             On behalf of European Capital VII
Top-Up 1, PO Box  255, Barfield House,          Top-Up 1, PO Box  255, Barfield House,
 St. Julian's Avenue, St. Peter Port,            St. Julian's Avenue, St. Peter Port,
      Guernsey, Channel Islands                       Guernsey, Channel Islands

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

  On behalf of European Capital VII               On behalf of European Capital VII
Top-Up 1, PO Box  255, Barfield House,          Top-Up 1, PO Box  255, Barfield House,
 St. Julian's Avenue, St. Peter Port,            St. Julian's Avenue, St. Peter Port,
      Guernsey, Channel Islands                       Guernsey, Channel Islands

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

  On behalf of European Capital VII                   On behalf of Michel Guillet,
Top-Up 1, PO Box  255, Barfield House,                   26 rue Barbet de Jouy,
 St. Julian's Avenue, St. Peter Port,                      75007 Paris, France
      Guernsey, Channel Islands

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................

 On behalf of Cedric Dubourdieu,                On behalf of Lucien-Charles Nicolet,
 141 Boulevard Saint-Germain,                   33 rue Erlanger, 75016 Paris, France
      75600 Paris, France
                    (

[Dr. Jens Moraht by power of attorney]          [Dr. Jens Moraht by power of attorney]

.......................................          ......................................


 On behalf of Edouard Guillet,                      On behalf of Blue Capital Equity I
    26 rue Barbet de Jouy,                                      GmbH & Co KG
      75007 Paris, France




FIN NEWCO I

SANITEC OY

By:      [Dr. Jens Moraht by power of attorney]



FIN NEWCO II

POOL FINANCING HELSINKI OY



By:      [Dr. Jens Moraht by power of attorney]



FIN NEWCO III

POOL SUB-FINANCING HELSINKI OY



By: [Dr. Jens Moraht by power of attorney]



DUTCH NEWCO

POOL ACQUISITION NETHERLANDS B.V.



By:      [Dr. Jens Moraht by power of attorney]



LUX NEWCO II

SANITEC INTERNATIONAL S.A.



By: [Dr. Jens Moraht by power of attorney]



LUX NEWCO

POOL ACQUISITION LUXEMBOURG I S.A.



By:      [Jari-Pekka Tyyska by power of attorney]

GERMAN NEWCO

SANITEC INTERNATIONAL AG



By:      [Dr. Jens Moraht by power of attorney]



TRUSTEE

THE BANK OF NEW YORK


By:      [Paul Pereira, AVP]

THE SENIOR AGENT, THE JUNIOR AGENT , THE LIQUIDITY LENDER AND THE SECURITY AGENT

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH



By:      [Christopher Keen by power of attorney]

         [Peter Herreiner by power of attorney]

[CLIFFORD CHANCE
PUNDER LOGO]

                                                                         ANNEX I


                              THE INITIAL INVESTORS

                                  NAMED HEREIN

                                   FIN NEWCO I

               AS PARENT, ORIGINAL BORROWER AND ORIGINAL GUARANTOR

                                  FIN NEWCO II

                    AS JUNIOR BORROWER AND ORIGINAL GUARANTOR

               BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH

                AS SENIOR AGENT, JUNIOR AGENT AND SECURITY AGENT

                                  FIN NEWCO III

                            AS LENDER OF PIK PROCEEDS

                                   DUTCH NEWCO

                   AS OUTGOING LENDER OF LUX PIK LOAN PROCEEDS

                                    LUX NEWCO

                     AS BORROWER UNDER THE PIK LOAN PROCEEDS

                                  LUX NEWCO II

                   AS INCOMING LENDER OF LUX PIK LOAN PROCEEDS

                                  GERMAN NEWCO

                  AS FUTURE DIRECT SHAREHOLDER OF LUX NEWCO II

                                       AND

                                     OTHERS
               ---------------------------------------------------
                             SUBORDINATION AGREEMENT
                  AS AMENDED AND RESTATED BY A FIRST AMENDMENT
                       AND RESTATEMENT AGREEMENT DATED 27
               AUGUST 2001 AND A SECOND AMENDMENT AND RESTATEMENT
                  AGREEMENT DATED 14 DECEMBER 2001 AND A THIRD
                    AMENDMENT AND RESTATEMENT AGREEMENT DATED
                           __________________________

               ---------------------------------------------------

                                    CONTENTS



CLAUSE                                                                      PAGE



1.   Interpretation............................................................4


2.   Subordination (RANGRUCKTRITT).............................................6


3.   Covenants of the Initial Investors, Dutch Newco and
     Fin Newco III; Waiver.....................................................8


4.   Other Security and Dealings...............................................9


5.   Syndication..............................................................10


6.   Judgment Currency........................................................11


7.   Notices, Amendments, Waiver..............................................12


8.   Counterparts.............................................................12


9.   Partial Invalidity; Waiver...............................................12


10.  Law......................................................................12


11.  Jurisdiction.............................................................12

THIS SUBORDINATION AGREEMENT is made the 26 April 2001

BETWEEN:

(1) THE INITIAL INVESTORS whose names are set out as Initial Investors on the execution pages of this Agreement (each an "INITIAL INVESTOR" and collectively the "INITIAL INVESTORS ");

(2) FIN NEWCO I in its capacity as parent (the "PARENT"), as original borrower (the "ORIGINAL BORROWER") and as original guarantor (a "ORIGINAL GUARANTOR" and together with Fin Newco II the "ORIGINAL GUARANTORS"); and

(3) FIN NEWCO II in its capacity as Junior borrower (the "JUNIOR BORROWER"), and as original guarantor (a "ORIGINAL GUARANTOR");

(4)    FIN NEWCO III in its capacity as lender of the PIK proceeds;

(5) DUTCH NEWCO in its capacity as outgoing lender of the proceeds under the PIK Loan entered into by Lux Newco as borrower (if any);

(6)    LUX NEWCO in its capacity as borrower under the PIK Loan;

(7) LUX NEWCO II in its capacity as incoming lender of the proceeds under the PIK Loan entered into by Lux Newco as borrower, if any;

(8)    GERMAN NEWCO in its capacity as future direct shareholder of Lux Newco
       II;

(9) BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH in its capacity as trustee (TREUHANDER) and administrator of the Security for the Beneficiaries (the "SECURITY AGENT") and in its capacity as agent for the Senior Banks under the Senior Facility Agreement (the "SENIOR Agent") and in its capacity as agent for the Junior Lenders under the Junior Facility Agreement (the "JUNIOR AGENT");

(10) THE FINANCIAL INSTITUTIONS whose names are set out as senior banks on the execution pages of this Agreement (the "SENIOR BANKS");

(11) THE FINANCIAL INSTITUTIONS whose names are set out as junior lenders on the execution pages of this Agreement (the "JUNIOR LENDERS"); and

(12) THE BANK OF NEW YORK as trustee for the holders of the Senior Notes (the "TRUSTEE").

WHEREAS:

(A) Pursuant to the terms of a senior facility agreement dated on or about the date hereof made between the Senior Agent, the Senior Arranger, the Security Agent, the Senior Banks, Fin Newco I, Fin Newco II and others (the "SENIOR FACILITY AGREEMENT") the Senior Banks have made available to Fin Newco I and certain of its subsidiaries senior secured debt facilities (the "SENIOR FACILITIES") in a total amount of up to EUR 615,000,000.

(B) Certain Senior Banks and/or Junior Lenders may enter into interest rate hedge agreements with Fin Newco I and Fin Newco II, to hedge obligations of the obligors under the Senior Facility Agreement and/or the Junior Facility Agreement (upon them becoming a party hereto by way of accession as a hedge counterparty, each a "HEDGE COUNTERPARTY" and together the "HEDGE COUNTERPARTIES").

(C) Pursuant to the terms of a Junior facility agreement dated on or about the date hereof made between the Junior Agent, the Junior Arranger, the Security Agent, the Junior Lenders, Fin Newco II and others (the "JUNIOR FACILITY AGREEMENT") the Junior Lenders have made available to Fin Newco II a second priority secured Junior debt facility (the "JUNIOR FACILITY") in an amount of up to EUR 245,000,000.

(D) The proceeds of the Junior Facility will be on-lent from Fin Newco II to Fin Newco I pursuant to the terms of a Junior on-loan agreement dated on or about the date hereof (the "JUNIOR ON-LOAN AGREEMENT") by way of a Junior on-loan (the "JUNIOR ON-LOAN").

(E) Pursuant to the terms of a liquidity facility agreement dated on or about the date falling one month after the date hereof made between the Liquidity Lender and Fin Newco I (the "LIQUIDITY FACILITY AGREEMENT") the Liquidity Lender has made available a third priority secured liquidity facility (the "LIQUIDITY FACILITY") in an amount up to EUR 40,000,000. All amounts outstanding under the Liquidity Facility Agreement have been repaid and the Liquidity Facility has been cancelled.

(F) The Initial Investors have agreed to subscribe to new shares in Fin Newco I and to provide Fin Newco I with funds in the form of registered share capital and premium or otherwise (the "EQUITY CONTRIBUTION"). Dutch NewCo has acquired such shares from the Initial Investors. Upon the dissolution of Dutch Newco Lux Newco II will hold such shares.

(G) The Initial Investors have agreed to subscribe to new shares in Fin Newco II and to provide Fin Newco II with funds in the form of registered share capital and premium or otherwise (the "EQUITY CONTRIBUTION II"). Dutch NewCo has acquired such shares from the Initial Investors. Upon the dissolution of Dutch Newco Lux Newco II will hold such shares.

(H) The Initial Investors have agreed to enter into a subordinated shareholder loan agreement (as amended, novated, supplemented, superseded or extended from time to time), (the "SHAREHOLDER LOAN AGREEMENT") with Fin Newco I whereby the Initial Investors will make available certain loans to Fin Newco I. Prior to or concurrently with the Junior Take-out such shareholder loans will be restructured in such that they are granted from the Initial Investors to Lux Newco from Lux Newco to Lux Newco II and from Lux Newco II to Fin Newco I (the various new shareholder loan agreements are collectively referred to as "SHAREHOLDER LOAN AGREEMENTS").

(I) Following the PIK Take-Out Fin Newco III will on-lend the net proceeds of the PIK Take-Out to Fin Newco II (the "PIK LOAN II") and Fin Newco II will then on-lend such net proceeds to Fin Newco I pursuant to the terms of a PIK on-loan agreement (the "PIK ON-LOAN AGREEMENT") by way of a PIK on-loan (the "PIK ON-LOAN");

(J) Following the Junior Take-Out Lux Newco II will lend the net proceeds of the Junior Take-Out to Fin Newco I by way of a senior notes loan agreement (the "SENIOR NOTES LOAN AGREEMENT"). The claims of Lux Newco II against Fin Newco I under the Senior Notes Loan Agreement will be subordinated to the claims of the Senior Beneficiaries and the Liquidity Beneficiaries and the Junior Beneficiaries on the terms of a senior notes loan subordination agreement entered into or to be entered into between Lux Newco II, Fin Newco I, the Senior Beneficiaries, the Liquidity Beneficiaries and the Junior Beneficiaries (the "SENIOR NOTES LOAN SUBORDINATION AGREEMENT").

(K) On or prior to the Junior Take-Out if the proceeds thereof are not sufficient or not used to repay in full the PIK Loan, Lux Newco will borrow under a new PIK Loan and will on-lend the net proceeds thereof to Lux Newco II who will then on-lend such net proceeds to Fin Newco I by way of transfer and restatement of the PIK Loan II and the PIK On-Loan and thus in each case by way of a shareholder loan agreement (the "PIK LOAN AGREEMENT").

(L) It is envisaged that Dutch Newco and prior to or upon its dissolution Lux Newco II will grant a pledge over all shares of Fin Newco I for the benefit of the Senior Beneficiaries, the Junior Beneficiaries and the Liquidity Beneficiaries (the "SHARE PLEDGES").

(M) Sanitec Oy has notified the Facility Agent that (i) a new German holding company ("GERMAN NEWCO") in the form of a stock corporation (AKTIENGESELLSCHAFT) and a new Luxembourg holding company ("LUX NEWCO II") in the form of a stock corporation (SOCIETE ANONYME) have been incorporated. Lux Newco II holds the shares in Dutch Newco. German Newco will following the issue of the Senior Notes be interposed between Lux Newco and Lux Newco II, (ii) Dutch Newco will be dissolved and thus replaced by Lux Newco II (and Lux Newco II rather than Dutch Newco shall then issue the Senior Notes) and (iii) Sanitec Oy wishes to upstream additional monies to Lux Newco, Lux Newco II and German Newco.

(N) It has been agreed between the parties hereto that the repayment claims of the Initial Investors, Lux Newco II and/or Durch Newco against Fin Newco I and Fin Newco II in relation to the redemption of the Equity Contribution, the Equity Contribution II and the claims of the Initial Investors against Lux Newco and of Lux Newco against Lux Newco II and of Lux Newco II against Dutch Newco and following Dutch Newco's dissolution against Fin Newco I ANd Fin Newco II and of Dutch Newco against Fin Newco I and Fin Newco II as the case may be under the Shareholder Loan Agreement, the Shareholder Loan Agreements, the PIK Loan Agreement and any other shareholder loan agreement, Fin Newco III against Fin Newco II under the PIK Loan II and Fin Newco II against Fin Newco I under the PIK On-Loan or any other payment claims of the Initial Investors, Lux Newco, Lux Newco II, Dutch Newco, Fin Newco III (or any of them) against Lux Newco, Lux Newco II, Durch Newco, Fin Newco I or Fin Newco

       II (or any of them) (other than under the Senior Notes Loan Agreement) shall be regulated and/or subordinated in the manner set out herein.

NOW IT IS HEREBY AGREED as follows:

1.     INTERPRETATION

1.1    In this Agreement:

       "ACCESSION AGREEMENT" means an accession agreement substantially in the form set out in the Schedule hereto with such amendments as the Security Agent may require;

       "ASSIGNMENT AGREEMENT" means the pledge agreement pursuant to which the claims of Lux Newco II under the Shareholder Loan Agreement and/or the Shareholder Loan Agreements and under the PIK Loan Agreement (including following the Shareholder Loan Restructuring and the PIK Notes Restructuring) and under the Senior Notes Loan Agreement will be pledged to the Trustee.

       "BENEFICIARIES" means the Senior Beneficiaries and the Junior Beneficiaries.

       "DUTCH NEWCO" means Pool Acquisition Netherlands B.V., a limited liability company duly organised under the laws of the Netherlands with its registered corporate seat in Volendam. Registered under 37096393 at the Trade Register.in Volendam having a registered share capital of EUR 30,000,000.

       "FACILITY DOCUMENTS" means the Finance Documents and the Junior
       Documents.

       "FIN NEWCO I" means Pool Acquisition Helsinki Oy, a limited liability company duly organised under the laws of Finland with its registered corporate seat in Helsinki, registered under the Y-code (Business code) 1700086-7 at the Trade Register in Helsinki, having a share capital of EUR 8,100, which following the Merger is known as Sanitec Oy.

       "FIN NEWCO II" means Pool Financing Helsinki Oy, a limited liability company duly organised under the laws of Finland with its registered corporate seat in Helsinki, registered under the Y-code (Business code) 1700087-5 at the Trade Register in Helsinki, having a share capital of EUR 8,100.

       "FIN NEWCO III" means Pool Sub-Financing Helsinki Oy, a limited liability company duly organised under the laws of Finland with its registered corporate seat in Helsinki, registered under the Y-code (Business code) Y-1734186-4 at the Trade Register in Helsinki, having a share capital of EUR 8,000.

       "GERMAN NEWCO" means Sanitec International AG.

       "INTERCREDITOR AGREEMENT" means the intercreditor agreement dated on or about the date hereof entered into between, INTER ALIA, the Senior Agent, the Junior Agent, the Security Agent, the Senior Banks, the Junior Lenders, the Liquidity Lender, Fin Newco I and Fin Newco II.

       "LIABILITIES" means the Senior Liabilities and the Junior Liabilities.

       "LUX NEWCO" means Pool Acquisition Luxembourg I S.A., a stock corporation (Societe Anonyme) company duly organised under the laws of Luxembourg with its registered corporate seat in Luxembourg, registered under Section B numero 82054 at the Trade Register in Luxembourg, having a share capital of EUR 31,500.

       "LUX NEWCO II" means Sanitec International S.A., 19-21 Boulevard du Prince Henri, L1724 Luxembourg

       "SECURITY" means any Encumbrance, hypothecation, guarantee, indemnity or other security or preferential arrangement present or future, actual or contingent.

       "SUBORDINATED LIABILITIES" means

       (a) all present and future sums, liabilities and obligations payable or owing by Fin Newco I or Fin Newco II to the Initial Investors and/or Dutch Newco and/or following Dutch Newco's dissolution Lux Newco II (or any of them) in connection with redemption proceeds, liquidation proceeds, repaid capital in case of a capital decrease, any compensation in case of termination and/or withdrawal of a shareholder of Fin Newco I, the surplus in case of surrender and all other pecuniary claims associated with the Equity Contribution and the Equity Contribution II;

       (b) all present and future sums, liabilities and obligations payable or owing or agreed to by Fin Newco I in favour of the Initial Investors and/or Lux Newco II (or any of them) (as the case may be) under and pursuant to the Shareholder Loan Agreement and/or the Shareholder Loan Agreements (or any of them) or any other shareholder loan (other than the Senior Notes Loan Agreement); all present and future sums, liabilities and obligations payable or owing or agreed to by Lux Newco II in favour of Lux Newco (as the case may be) under and pursuant to the Shareholder Loan Agreement and/or the Shareholder Loan Agreements (or any of them) or any other shareholder loan (other than the Senior Notes Loan Agreement); all present and future sums, liabilities and obligations payable or owing or agreed to by Lux Newco in favour of the Initial Investor (or any of them) pursuant to the Shareholder Loan Agreement and/or the Shareholder Loan Agreements (or any of them) or any other shareholder loan (other than the Senior Notes Loan Agreement);

       (c) all present and future claims and rights that Initial Investors and Dutch Newco and/or Lux Newco II (or any of them) may otherwise have against Fin Newco II and/or Fin Newco I, other than such claims and rights arising from an arms' length basis; all present and future claims and rights that Lux Newco II may otherwise have against Dutch Newco other than such claims and rights arising from an arms'length basis; all present aND future claims and rights that Lux Newco may otherwise have against Lux Newco II other than such claims and rights arising from an arms' length basis; all present and future claims and rights that the Initial Investor (or any of them) may otherwise have against Lux Newco other than such claims and rights arising from an arms' length basis;

       (d) any and all sums in respect of dividend or capital repayments by Fin Newco I or Fin Newco II;

       (e) any present and future sums, liabilities and obligations payable or owing or agreed to by Fin Newco II in favour of Fin Newco III under and pursuant to the PIK Loan II; and

       (f) any present and future sums, liabilities and obligations payable or owing or agreed to by Fin Newco I in favour of Fin Newco II under and pursuant to the PIK On-Loan.

"TRUSTEE", in relation to the Senior Notes at any point in time, means any trustee then acting on behalf of the holders of the Senior Notes under the Indenture.

1.2 Terms and expressions defined in the Senior Facility Agreement and/or the Intercreditor Agreement shall have the same meaning in this Agreement except as otherwise defined herein.

1.3 Unless the context or the express provisions of this Agreement otherwise require, all references to a party include references to its permitted assigns and transferees and its successors in title and (where applicable) to any replacement or additional agent or Security Agent.

1.4    Save where the contrary is indicated, any reference in this Agreement to:

1.4.1 this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented; and

1.4.2 a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted.

1.5    Clause headings are for ease of reference only.

2.     SUBORDINATION (RANGRUCKTRITT)

2.1 In consideration of the Beneficiaries making or continuing to make advances or giving credit or time or granting other facilities or accommodation to or for the account of the Original Borrower and/or Junior Borrower pursuant to the Senior Facility Agreement and/or Junior Facility Agreement (as the case may be), Fin Newco I, Fin Newco II, Fin Newco III and each of the Initial Investors, Lux Newco, Lux Newco II and Dutch Newco hereby covenant with the Senior Agent, Junior Agent, the Senior Banks and the Junior Lenders, the Security Agent (on behalf of the Beneficiaries) and agree and declare as follows:

2.2 The Subordinated Liabilities shall be irrevocably subordinated to all Liabilities and subject in right of payment to the extent and in the manner hereinafter set forth. The subordination effected hereunder shall also apply upon and after the application for the commencement of insolvency proceedings in relation to Fin Newco I and/or Fin Newco II, Dutch Newco, Lux Newco II and/or Lux Newco (as the case may be). The subordination shall continue to be effective upon any amendment, supplement, variation or novation of any of the Facility Documents.

2.3 So long as any part of the Liabilities remains unpaid or undischarged, neither Fin Newco I, Fin Newco II, Dutch Newco, Lux Newco II nor Lux Newco will make any prepayment or payment (whether in cash, by way of transfer of assets or otherwise) on account of or grant any Security in respect of the Subordinated Liabilities (whether by way of cash, loan or otherwise) nor shall the Initial Investors, Lux Newco, Lux Newco II, Dutch Newco nor Fin Newco III (whether individually or collectively), be entitled to demand or receive any such payment or Security or to commence any proceedings against Fin Newco I, Fin Newco II, Dutch Newco, Lux Newco II or Lux Newco or take any action in respect of the Subordinated Liabilities or any part thereof (including, without limitation, the exercise of any right of set-off, counterclaim or lien or any action or step with a view to winding-up Fin Newco I, Fin Newco II, Dutch Newco, Lux Newco II nor Lux Newco) OTHER THAN (i) with the Beneficiaries' prior written consent or (ii) in respect of the Senior Notes Costs or (iii) repayment of the PIK On-Loan and the PIK Loan II with an Instructing Group's written consent unless at any time before the Senior Discharge Date an Event of Default or any other event or circumstance which entitles the Senior Beneficiaries to terminate the Senior Facilities Agreement or an event giving rise to an obligation of the Borrowers to prepay the Senior Facilities in full has occurred or (iv) under the PIK Restructuring or (v) up to a maximum aggregate amount of EUR 5,000,000 per annum by way of interest payments, payments under upstream loans, dividend payments or payments under a service agreement to Lux Newco II, and/or Lux Newco and/or German Newco, the direct shareholder of Lux Newco II, for the sole purpose of payment by the relevant company of staff, equipment, travel, tax and other operative expenses, in each case as evidenced by invoices and/or receipts and/or similar evidence. Funds in excess of in aggregate EUR 5,000,000 per annum shall be allowed to be upstreamed to German Newco and/or Lux Newco II and/or Lux Newco with the prior written consent of the Beneficiaries, such consent not to be unreasonably withheld, if Fin Newco I provides evidence satifacory to the Beneficiaries that arms' length administration costs have been incurred by German Newco, LUx Newco II and/or Lux Newco in excess of in aggregate EUR 5,000,000 per annum.

2.4 In the event of payment (whether in cash, by way of transfer of assets or otherwise) being made to, or Security being held by, the Initial Investors, Lux Newco, Lux Newco II, Dutch Newco, German Newco or Fin Newco III (or any of them) in breach of Clause 2.3, the Initial Investors, Lux Newco, Lux Newco II, Dutch Newco, German Newco and Fin Newco III will forthwith pay or transfer to the Security Agent (on behalf of the Beneficiaries) any sum or other assets which shall have been received by it in consequence of such breach (which sum or other assets shall be deemed not to have reduced the liability of the relevant payer/transferor or to the relevant payee/transferee and until such payment or transfer the relevant payee or transferee will hold such sums or other assets or such Security (as the case may be) on trust (TREUHANDERISCH) for the Beneficiaries provided however that these provisions shall not constitute or create or be deemed to constitute or create any Encumbrance or other security interest of any kind. Fin Newco I, Fin Newco II, Dutch Newco, Lux Newco II, Lux Newco acknowledge that any such amounts received by the Security Agent shall be applied towards any outstanding claims of the Beneficiaries pursuant to and in the order of priority stipulated by the Senior Facility Agreement, the Junior Facility Agreement, the Security Trust Agreement and the Intercreditor Agreement (as the case may be). If no claims of any Beneficiary are outstanding the Security Agent shall treat any amounts received as additional collateral.

2.5 Upon request of the Security Agent any of the Initial Investors, Lux Newco II, Lux Newco, Dutch Newco and Fin Newco III shall prove in the insolvency or in the winding-up (or other analogous event) of Lux Newco, Lux Newco II, Dutch Newco, Fin Newco I and/or Fin Newco II for all or any part of the Subordinated Liabilities, and thereby shall act in accordance with the directions of the Security Agent and any payment or distribution of assets of Lux Newco, Lux Newco II, Dutch Newco, Fin Newco I and/or Fin Newco II of any kind or character to which the Initial Investor, Lux Newco, Lux Newco II, Dutch Newco or Fin Newco III (or any of them) would have been entitled except for the provisions of this Clause 2 shall be paid by the liquidator of Lux Newco, Lux Newco II, Dutch Newco, Fin Newco I and/or Fin Newco II or any other person making such payment or distribution, to the Security Agent (on behalf of the Beneficiaries) to the extent necessary to repay all the Liabilities in full in accordance with their terms.

2.6 Other than as contemplated in or permitted under any of the Facility Documents neither the Initial Investors, Lux Newco, Lux Newco II, Dutch Newco, Fin Newco I, Fin Newco II nor Fin Newco III shall knowingly take or omit to take any action whereby the subordination of the Subordinated Liabilities (or any part thereof) as contemplated in this Clause 2 to the Liabilities might be terminated, impaired or adversely affected.

3.     COVENANTS OF THE INITIAL INVESTORS, DUTCH NEWCO AND FIN NEWCO III; WAIVER

3.1 Each Initial Investor, Lux Newco, Lux Newco II, Dutch Newco and Fin Newco III hereby covenants with the Security Agent (on behalf of the Beneficiaries) that so long as any part of the Liabilities remains unpaid or undischarged it will not, without the prior written consent of the Senior Agent (acting on the instructions of all the Finance Parties) and/or the Junior Agent (acting on the instructions of the Junior Lenders) save as contemplated under the Facility Documents (i) assign, pledge or otherwise dispose of the Subordinated Liabilities or any part thereof; and (ii) purport to set off at any time any amount payable by it to Lux Newco, Lux Newco II, Dutch Newco, Fin Newco I and/or Fin Newco II against any amount of the Subordinated Liabilities; however, from the prohibition of assignments of the Initial Investors Lux Newco, Lux Newco II shall be excluded (i) any assignment or other transfer effected in any way whatsoever to Lux Newco or Lux Newco II,, (ii) any assignment or transfer to the Security Agent provided for under the Finance Documents and any assignment pursuant to the Assignment Agreement and (iii) such assignments if such assignment is to be made to an affiliated enterprise or company of the Initial Investors provided that the assignee shall without any restriction become a party to this Agreement as Initial Investor by delivering to the Security Agent a duly completed Accession Agreement, it being understood that any such assignment shall only be made (i) subject to the condition subsequent that the assignee does not cease to be an affiliated enterprise, or (ii) to a member of senior management of any member of the Group or of Fin Newco II.

3.2 Each Initial Investor, Lux Newco, Lux Newco II and Dutch Newco hereby covenants that if and when any other third party (i) subscribes to new shares in Fin Newco I and/or Fin Newco II, otherwise acquires shares in Fin Newco I, Fin Newco II, or makes any equity contribution and/or (ii) makes available to Fin Newco I, Fin Newco II, Dutch Newco, Lux Newco II and/or Lux Newco any shareholder loans, then such other third party shall without any restrictions become a party to this Agreement by delivering to the Security Agent a duly completed Accession Agreement and each such acceding party shall be bound by the terms hereof as if it were an original party hereto.

3.3 The Initial Investors, Lux Newco, Lux Newco II, Dutch Newco, Fin Newco I, Fin Newco II and Fin Newco III hereby agree with the Beneficiaries that the Subordinated Liabilities shall be personal liabilities (PERSONLICHE FORDERUNGEN) and as such shall not be assignable other than as expressly permitted in this Agreement. This also applies vis-a-vis the Beneficiaries.

       The Initial Investors, Lux Newco, Lux Newco II, Dutch Newco and Fin Newco II hereby explicitly and irrevocably waive any and all of their rights against Fin Newco I arising under or in relation to the Subordinated Liabilities upon the suspensive conditions (AUFSCHIEBENDE BEDINGUNGEN) of the receipt of a notice by the Initial Investors Lux Newco, Lux Newco II, Dutch Newco and/or Fin Newco II (as the case may be) from the Security Agent (acting on behalf of the Beneficiaries) confirming that the shares in Fin Newco I which are secured pursuant to the Share Pledge have been sold pursuant to the enforcement of the Share Pledge (i) by way of public auction; or (ii) in a way that the highest price for such a sale reasonably achievable in the circumstances as certified by an independent investment bank has been achieved; or (iii) by any other way if consented to by the Trustee in writing; and (b) receipt of payment of the purchase price owing from the purchaser of such shares in Fin Newco I by the Security Agent on behalf of the Beneficiaries and, to the extent the purchase price exceeds the Liabilities, receipt of such excess amount by the Initial Investors, Lux Newco, Lux Newco II, Dutch Newco and/or Fin Newco II (as the case may be) or, following the enforcement by the Trustee of its rights under the Assignment Agreement, by the Trustee (on behalf of the holders of the Senior Notes).

4.     OTHER SECURITY AND DEALINGS

       Fin Newco I, Fin Newco II, Fin Newco III, the Initial Investors, Lux Newco, Lux Newco II and Dutch Newco hereby agree with the Security Agent (on behalf of the Beneficiaries) that the subordination hereby effected shall be in addition to and shall not prejudice or affect any Security or any right or remedy of the Beneficiaries in respect of the Liabilities whether from Fin Newco I or Fin Newco II, Fin Newco III, Lux Newco, Lux Newco II, the Initial Investors or Dutch Newco (or any of them) or any other person nor shall the provisions hereof be prejudiced or affected by:

       (a) any Security or right or remedy of the Beneficiaries in respect of the Liabilities;

       (b) any time or indulgence granted by the Beneficiaries to Fin Newco I and/or Fin Newco II or to any other person;

       (c) any variation, amendment, supplement or extension of the terms of any Security in respect of the Liabilities;

       (d) any arrangement or compromise made between the Beneficiaries and Fin Newco I and/or Fin Newco II or any other person;

       (e) any dealing with, exchange, release or invalidity of any Security in respect of the Liabilities;

       (f) any omission on the part of the Beneficiaries to enforce any of their rights against Fin Newco I and/or Fin Newco II or any other person or any Security in respect of the Liabilities;

       (g) the filing for insolvency proceedings in relation to Fin Newco I and/or Fin Newco II; or

       (h) any other fact or circumstance whatsoever whether or not similar to any of the foregoing which could or might in any way diminish Fin Newco I 's or Fin Newco II's obligations or the rights of the Beneficiaries under this Agreement.

5.     SYNDICATION

       The Initial Investors, Dutch Newco, Lux Newco, Lux Newco II and Fin Newco III, Fin Newco I and Fin Newco II, the Senior Agent, the Junior Agent, the Senior Banks, the Junior Lenders and the Security Agent (for and on behalf of the Beneficiaries) agree that upon an assignment and transfer of any rights and benefits under the Facility Documents pursuant to Clause 35 (ASSIGNMENTS AND TRANSFERS) of the Senior Facility Agreement and/or Clause 30 (ASSIGNMENTS AND TRANSFERS) of the Junior Facility Agreement (as the case may be) the relevant assignee or transferee shall become a beneficiary under this Agreement. Any such assignee or transferee shall accede to this Agreement by delivery of a duly executed Accession Agreement to the Security Agent and shall be bound to the terms hereto as if it were an original party hereto.

6.     ACKNOWLEDGMENT OF SUBORDINATION

       The Trustee hereby agrees that upon enforcement by it of the security constituted by the Assignment Agreement over certain of the Subordinated Liabilities its rights in respect of such Subordinated Liabilities (in particular but without limitation to receive payments thereunder and to enforce the provisions thereof) shall be limited to the same extent as the rights of the other parties to this Agreement in respect to such Subordinated Liabilities are limited by the terms of this Agreement.

       In the event of breach of this Clause 6 by the Trustee the Trustee will forthwith pay to the Security Agent (on behalf of the Beneficiaries) any sum or other asset which shall have been received by it in consequence of any such action taken in breach of this Clausse 6 (which sum or other assets shall be deemed not to have reduced the liability of the relevant obligor) and until such payment or transfer the Trustee will hold such sums or assets on trust (TREUHANDERISCH) for the Security Agent provided, however, that these provisions shall not constitute or create or be deemed to constitute or create any encumbrance or other security interest of any kind.

       With respect to the Beneficiaries and the Security Agent the Trustee shall perform or observe only such of its covenants and obligations as are specifically set forth in this Clause 6, and no implied covenants or obligations with respect to the Beneficiaries or the Security Agent shall be read into this Agreement against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the Beneficiaries or the Security Agent other than as expressly provided for by this Agreement. Without prejudice to the aforesaid, the Trustee shall not be liable for any losses arising out of any acts or omission of the Trustee under this Agreement except to the extent that such losses arise by virtue of the Trustee's wilful default, negligence or fraud.

       The Trustee has the right to request the Security Agent to confirm to the Trustee in writing whether or not the Liabilities have been fully discharged to the satisfaction of the Security Agent. The Security Agent shall upon such request by the Trustee confirm in writing to the Trustee as requested within 10 Business Days from such request. The parties to this Agreement agree that the Trustee may rely on any such confirmation in writing issued by the Security Agent.

7.     JUDGMENT CURRENCY

       If any sum due hereunder or in connection herewith or under any order or judgment given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or in connection herewith or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of, INTER ALIA, (i) making or filing a claim or proof against Fin Newco I or Fin Newco II
       (ii) obtaining an order or judgment in any court or other tribunal or
       (iii) enforcing any order or judgment given or made in relation hereto, the person obliged to make such payment shall indemnify and hold harmless the Senior Agent, Junior Agent, the Senior Banks, the Junior Lenders and the Security Agent, or as the case may be, each of the persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

8.     NOTICES, AMENDMENTS, WAIVER

8.1 Each communication to be made hereunder shall be made in writing but, unless otherwise stated, may be made by facsimile or letter. Each communication shall be in German or English and if in German shall be accompanied by a translation thereof into English certified as being true and accurate by an officer of the person making or delivering the same if so requested.

8.2 Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by written notice to the other parties hereto specified another address) be made or delivered to that other person at the addresses as set out on the execution pages hereof.

8.3 All amendments or supplements to this Agreement or any waiver with regard to this Agreement (including this Clause 7.3) shall be made in writing.

9.     COUNTERPARTS

       This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered, shall be an original but all the counterparts shall together constitute but one and the same instrument.

10.    PARTIAL INVALIDITY; WAIVER

10.1 If at any time, one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, such provision shall as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof or of such provisions in any other jurisdiction. The parties shall replace such illegal, invalid or unenforceable provision by such provision which comes as close as possible to the purpose of this Agreement.

10.2 No failure to exercise, nor any delay in exercising, on the part of the Security Agent, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

11.    LAW

       This Agreement shall be governed by and construed in accordance with German law.

12.    JURISDICTION

12.1 Fin Newco I, Fin Newco II, Fin Newco III, Lux Newco II, Lux Newco, the Initial Investors, German Newco and Dutch Newco irrevocably agree for the benefit of the Senior Arranger, the Senior Agent, the Junior Agent, the Senior Banks, the Junior Lenders and the Security Agent that the place of jurisdiction for any and all disputes arising under in connection with this Agreement shall be Munchen and, for such purposes, irrevocably submit to the jurisdiction of such courts.

12.2   The submission to the jurisdiction of the courts referred to in Clause
       11.1 shall not (and shall not be construed so as to) limit the right of any party hereto to take proceedings in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

                                    SCHEDULE
                           FORM OF ACCESSION AGREEMENT

This Agreement dated [ ], is supplemental to a subordination agreement (the "SUBORDINATION AGREEMENT") dated [ ] 2001 between, amongst others, the Security Agent, the Initial Investors, Dutch Newco, Fin Newco III, Fin Newco I and Fin Newco II referred to therein.

Words and expressions defined in the Subordination Agreement have the same meaning when used in this Agreement.

[[NAME OF NEW INITIAL INVESTOR] has agreed to subscribe to new shares in Fin Newco [I]/[II] and to provide Fin Newco [I]/[II] with funds in the form of registered share capital) and premium in Fin Newco [I]/[II] of a total aggregate amount of EUR [ ] or to make an equity contribution in whatever form in Fin Newco I . Such equity contribution shall fall within the meaning of the "EQUITY CONTRIBUTION [II]" as defined in the Subordination Agreement.] / [[NAME OF NEW INITIAL INVESTOR] has entered into or has agreed to or may enter into a subordinated shareholder loan agreement with Fin Newco [I]/[II] whereby it will make available loans of a total aggregate amount of EUR [ ] to Fin Newco [I]/[II] . Such subordinated shareholders loan shall fall within the meaning of the "SHAREHOLDER LOAN AGREEMENT" as defined in the Subordination Agreement.]

[NAME OF NEW INITIAL INVESTOR/SENIOR BANK/JUNIOR LENDER ETC.] hereby agrees with each other person who is or who becomes a party to the Subordination Agreement that with effect on and from the date hereof it will be bound by the Subordination Agreement as [Initial Investor/Senior Bank/Junior Lender, etc.] as if it had been an original party to the Subordination Agreement in that capacity.]

Address for notice of [NAME] for the purposes of Clause 7 (NOTICES) of the Subordination Agreement is:

[                        ].

This Agreement is governed by, and construed in accordance with, the laws of the Federal Republic of Germany. The provisions of Clauses 10 (LAW) and 11 (JURISDICTION) of the Subordination Agreement shall apply hereto MUTATIS MUTANDIS as if set out herein, with the exception that where an acceding Initial Investor is a natural person, not being a merchant in the meaning of Section 1 et. subs. of the German Commercial Code (HANDELSGESETZBUCH), the submission of the jurisdiction referred to in Clause 11 (JURISDICTION) does not apply.

By [Name of Acceding Party]

Name:

Address:

THIS AGREEMENT has been executed by the parties the day and year first above written.



INITIAL INVESTORS



         [Dr. Udo Simmat by power of attorney]                  [Dr. Udo Simmat by power of attorney]
   .................................................      .................................................

       On behalf of CIE Management II Limited as              On behalf of CIE Management II Limited as
              Managing General Partner of                             Managing General Partner of
               BC European Capital VII-1                               BC European Capital VII-9


         [Dr. Udo Simmat by power of attorney]                  [Dr. Udo Simmat by power of attorney]
   .................................................      .................................................

      On behalf of CIE Management II Limited as               On behalf of CIE Management II Limited as
              Managing General Partner of                             Managing General Partner of
               BC European Capital VII-2                              BC European Capital VII-10


         [Dr. Udo Simmat by power of attorney]                  [Dr. Udo Simmat by power of attorney]
   .................................................      .................................................

       On behalf of CIE Management II Limited as              On behalf of CIE Management II Limited as
              Managing General Partner of                             Managing General Partner of
               BC European Capital VII-3                               BC European Capital VII-11


         [Dr. Udo Simmat by power of attorney]                  [Dr. Udo Simmat by power of attorney]
   .................................................      .................................................

       On behalf of CIE Management II Limited as              On behalf of CIE Management II Limited as
              Managing General Partner of                             Managing General Partner of
               BC European Capital VII-4                               BC European Capital VII-12


         [Dr. Udo Simmat by power of attorney]                  [Dr. Udo Simmat by power of attorney]
   .................................................      .................................................

       On behalf of CIE Management II Limited as              On behalf of CIE Management II Limited as
              Managing General Partner of                             Managing General Partner of
               BC European Capital VII-5                               BC European Capital VII-14




         [Dr. Udo Simmat by power of attorney]                  [Dr. Udo Simmat by power of attorney]
   .................................................      .................................................


                                      -15-


       On behalf of CIE Management II Limited as              On behalf of CIE Management II Limited as
              Managing General Partner of                             Managing General Partner of
               BC European Capital VII-6                               BC European Capital VII-15


         [Dr. Udo Simmat by power of attorney]                  [Dr. Udo Simmat by power of attorney]
   .................................................      .................................................

       On behalf of CIE Management II Limited as              On behalf of CIE Management II Limited as
              Managing General Partner of                             Managing General Partner of
               BC European Capital VII-7                               BC European Capital VII-16


         [Dr. Udo Simmat by power of attorney]
   .................................................      .................................................

       On behalf of CIE Management II Limited as            On behalf of Teabar Capital Corporation, 5650
              Managing General Partner of                          Yonge Street. Suite 500, Toronto,
               BC European Capital VII-8                                     Ontario M2M
                                                                   (acceded by an Accession Agreement
                                                                             dated [ ])


   .................................................      .................................................

    On behalf of Southlight Investment Pte Ltd, 168                On behalf of CDPQ Europe Inc.,
                    Robinson Road,                                  1981, avenue McGill College,
 #37-01, Capital Tower, Singapore 068912, Republic of                 Montreal, Quebec, Canada
                       Singapore                                 (acceded by an Accession Agreement
          (acceded by an Accession Agreement                                 dated [ ])
                      dated [ ])


   .................................................      .................................................

               On behalf of HVB Offene                       On behalf of BC European Capital VII Top-Up
      Unternehmensbeteiligungs AG, Am Tucherpark              1, PO Box 255, Barfield House, St. Julian's
                  1, 80538 Munchen                             Avenue, St. Peter Port, Guernsey, Channel
           (acceded by an Accession Agreement                                  Islands
                    dated [ ])                                    (acceded by an Accession Agreement
                                                                              dated [ ])


   .................................................      .................................................

  On behalf of European Capital VII Top-Up 1, PO Box     On behalf of European Capital VII Top-Up 1, PO Box
  255, Barfield House, St. Julian's Avenue, St. Peter    255, Barfield House, St. Julian's Avenue, St. Peter
            Port, Guernsey, Channel Islands                        Port, Guernsey, Channel Islands
          (acceded by an Accession Agreement                     (acceded by an Accession Agreement
                      dated [ ])                                             dated [ ])


   .................................................      .................................................



                                      -16-

  On behalf of European Capital VII Top-Up 1, PO Box     On behalf of European Capital VII Top-Up 1, PO Box
  255, Barfield House, St. Julian's Avenue, St. Peter    255, Barfield House, St. Julian's Avenue, St. Peter
            Port, Guernsey, Channel Islands                        Port, Guernsey, Channel Islands
          (acceded by an Accession Agreement                     (acceded by an Accession Agreement
                      dated [ ])                                             dated [ ])


   .................................................      .................................................

  On behalf of European Capital VII Top-Up 1, PO Box                On behalf of Michel Guillet,
  255, Barfield House, St. Julian's Avenue, St. Peter        26 rue Barbet de Jouy, 75007 Paris, France
            Port, Guernsey, Channel Islands                      (acceded by an Accession Agreement
          (acceded by an Accession Agreement                                 dated [ ])
                      dated [ ])


   .................................................      .................................................

     On behalf of Cedric Dubourdieu, 141 Boulevard           On behalf of Lucien-Charles Nicolet, 33 rue
          Saint-Germain, 75600 Paris, France                        Erlanger, 75016 Paris, France
          (acceded by an Accession Agreement                     (acceded by an Accession Agreement
                      dated [ ])                                             dated [ ])


   .................................................      .................................................

   On behalf Edouard Guillet, 26 rue Barbet de Jouy,       On behalf of Blue Capital Equity I GmbH & Co KG
                  75007 Paris, France                            (acceded by an Accession Agreement
          (acceded by an Accession Agreement                                 dated [ ])
                      dated [ ])

FIN NEWCO I

POOL ACQUISITION HELSINKI OY
By:                    [Dr. Marc Riede by power of attorney]
Address:               c/o Dittmar & Indrenius
                       Pohjoisesplanadi 25 A
                       Fin-00100 Helsinki
Tel:
Fax:                   + 358 (0) 9652406
Attention:             Raija-Leena Ojanen


FIN NEWCO II

POOL FINANCING HELSINKI OY
By:                    [Dr. Jens Moraht by power of attorney]
Address:               c/o Dittmar & Indrenius
                       Pohjoisesplanadi 25 A
                       Fin-00100 Helsinki
Tel:
Fax:                   + 358 (0) 9652406
Attention:             Raija-Leena Ojanen


THE SENIOR AGENT, THE JUNIOR AGENT AND THE SECURITY AGENT

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH


By:                    [Chris   Keen  by  power  of  attorney  /  Peter
                       Herreiner by power of attorney]
Address:               London Branch
                       41 Moorgate
                       London EC2R 6PP

Tel:                   00 44 207 573 8474/8485
Fax:                   00 44 207 573 8468
Attention:             Trix Brunschweiler/Melanie Moughan

THE SENIOR BANKS

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH


By:                    [Chris   Keen  by  power  of  attorney  /  Peter
                       Herreiner by power of attorney]
Address:               London Branch
                       41 Moorgate
                       London EC2R 6PP

Tel:                   00 44 207 573 8474/8485
Fax:                   00 44 207 573 8468
Attention:             Trix Brunschweiler/Melanie Moughan


MIZUHO FINANCIAL GROUP (THE FUJI BANK, LIMITED) (acceded by an accession agreement dated 5 October 2001)


By:
Address:               London Office
                       River Plate House
                       7-11 Finsbury Circus
                       London EC2M 7DH

Tel:                   00 44 207 826 3267
Fax:                   00 44 207 847 2039
Attention:             John Nelson

NORDEA BANK FINLAND PLC (FORMERLY KNOWN AS MERITA BANK PLC) (acceded by an accession agreement dated 5 October 2001)


By:
Address:               Corporate Division
                       Aleksis Kiven katu 3-5
                       FIN - 00020 Nordea-Merita
                       Finland

Tel:                   00 358 9 165 56590
Fax:                   00 358 9 165 52797
Attention:             Riitta Santanen/Hilkka Rautanen


THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT
(acceded by an accession agreement dated 5 October 2001)


By:
Address:               Feldbergstrasse 35

                       D-60323 Frankfurt am Main

Tel:                   00 49 69 1700 6225
Fax:                   00 49 69 1700 6279
Attention:             Brigitte Mertens/Manuela McMillan


GOLDMAN SACHS CREDIT PARTNERS, L.P.
(acceded by an accession agreement dated 5 October 2001)


By:
Address:               Peterborough Court
                       133 Fleet Street
                       London EC4A 2BB

Tel:                   00 44 207 774 5902
Fax:                   00 44 207 552 7070
Attention:             Edouard Dupont

MERRILL LYNCH CAPITAL CORPORATION, NEW YORK
(acceded by an accession agreement dated 5 October 2001)


By:
Address:               4 World Financial Center - 7th Floor

                       New York, NY 10080

Tel:                   001 212 449 6187 / 6998
Fax:                   001 212 738 1719
Attention:             Eve Larn/Mark Campbell






THE JUNIOR LENDERS

BAYERISCHE HYPO- UND VEREINSBANK AG, LONDON BRANCH


By:                    [Chris   Keen  by  power  of  attorney  /  Peter
                       Herreiner by power of attorney]
Address:               London Branch
                       41 Moorgate
                       London EC2R 6PP

Tel:                   00 44 207 573 8474/8485
Fax:                   00 44 207 573 8468
Attention:             Trix Brunschweiler/Melanie Moughan


MERRILL LYNCH CAPITAL CORPORATION, NEW YORK
(acceded by an accession agreement dated 5 October 2001)


By:
Address:               4 World Financial Center - 7th Floor

                       New York, NY 10080

Tel:                   001 212 449 6187 / 6998
Fax:                   001 212 738 1719
Attention:             Eve Larn/Mark Campbell

GOLDMAN SACHS CREDIT PARTNERS, L.P.
(acceded by an accession agreement dated 5 october 2001)


By:
Address:               Peterborough Court
                       133 Fleet Street
                       London EC4A 2BB

Tel:                   00 44 207 774 5902
Fax:                   00 44 207 552 7070
Attention:             Edouard Dupont

MIZUHO FINANCIAL GROUP (THE FUJI BANK, LIMITED)
(acceded by an accession agreement dated 5 October 2001)


By:
Address:               London Office
                       River Plate House
                       7-11 Finsbury Circus
                       London EC2M 7DH

Tel:                   00 44 207 826 3267
Fax:                   00 44 207 847 2039
Attention:             John Nelson


DUTCH NEWCO
(acceded by an accession agreement dated 6 June 2001)


By:
Address:               Julianaweg 190 A
                       1131 DL Volendam
                       The Netherlands

Tel:
Fax:
Attention:

FIN NEWCO III
(acceded by an accession agreement dated 14 December 2001)


By:
Address:               c/o Sanitec Oyj,
                       Mikonkatu 15 A
                       Fin - 00100 Helsinki

Tel:
Fax:
Attention:


LUX NEWCO
(acceded by an accession agreement dated _____________ 2002)


By:
Address:



Tel:
Fax:
Attention:


LUX NEWCO II
(acceded by an accession agreement dated _____________ 2002


By:
Address:



Tel:
Fax:
Attention:

GERMAN NEWCO
(acceded by an accession agreement dated _____________ 2002


By:
Address:



Tel:
Fax:
Attention:


TRUSTEE
(acceded by an accession agreement dated _____________ 2002


By:
Address:



Tel:
Fax:
Attention: